SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 17, 1999

                       GRAN-MARK INCOME PROPERTIES LIMITED

                                    VIRGINIA

                    0-12345                           52-1234567

                           7900 Sudley Road, Suite 900
                            Manassas, Virginia 20109

                                 (703) 368-2415

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Item 4. Change in Registrant's Certifying Accountant

a) As of May 11, 1999, the Managing General Partner of Gran-Mark Income Properties Limited engaged the accounting firm of Simon, Krowitz, Bolin & Associates, P.A. as independent auditor for the Registrant for September 30, 1999. The client audit services of Jennifer A. Jones, CPA, Ltd. ceased as of May 6, 1999. Jennifer A. Jones, CPA, Ltd. prepared the registrant's March 31, 1999 Form 10Q and continues to perform accounting services for the registrant.

b) During the two most recent fiscal years and interim period through May 6, 1999, there have been no disagreements with Jennifer A. Jones, CPA, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

c) Jennifer A. Jones, CPA, Ltd. report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 1999                                  By:  Louis Marin


                                                      Title:  General Partner

Item 7. Exhibits and Form 8-K

     A. EXHIBITS:

        16  Letter re: change in Certifying Accountants

     B. Form 8-K: none

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                                 EXHIBIT INDEX

EXHIBIT                        DESCRIPTION
-------                        -----------

 16          Letter re: change in Certifying Accountants